Exhibit 99.2

NORTHERN TIER ENERGY LP 1250 W. WASHINGTON ST, SUITE 300 TEMPE, ARIZONA 85281

VOTE BY INTERNET – www.                     .com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M., Eastern Time, on [the date before the NTI Special Meeting date]. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE – 1-     -    -

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M., Eastern Time, [the day before the NTI Special Meeting date]. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to         , c/o         ,                             .

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒
KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

The NTI GP Conflicts Committee recommends you vote FOR Proposals 1 and 2:				For	Against	Abstain	Committee Recommended

1.	To approve the Agreement and Plan of Merger dated as of December 21, 2015, by and among Western Refining, Inc. (“WNR”), Western Acquisition Co, LLC, an indirect wholly-owned subsidiary of WNR (“MergerCo”), Northern Tier Energy LP (“NTI”) and Northern Tier Energy GP LLC, an indirect wholly-owned subsidiary of WNR and the general partner of NTI (“NTI GP”), as may be amended from time to time, and the transactions contemplated thereby, including the merger of MergerCo with and into NTI (the “Merger”) (the “Merger Proposal”);			☐	☐	☐	For

2.	To approve, on an advisory, non-binding basis, the compensation payments that may be paid or become payable to NTI’s named executive officers in connection with the Merger (the “NTI Compensation Proposal”).			☐	☐	☐	For

NOTE:	In their discretion, the management proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

For address change, mark here. (see reverse for instructions)			☐
Please indicate if you plan to attend this meeting.	☐ Yes	☐ No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting and Proxy Statement are available at

www.                    .com

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NORTHERN TIER ENERGY LP

Special Meeting of Common Unitholders

[Address of Meeting Location]

[Date], 2016 9:00 AM, Tempe, Arizona Time

This proxy is solicited by the NTI GP Conflicts Committee

The undersigned unitholder(s) of Northern Tier Energy LP hereby revoke(s) any proxy or proxies previously granted and appoint(s) David L. Lamp, President and Chief Executive Officer, Karen B. Davis, Executive Vice President and Chief Financial Officer, and Melissa M. Buhrig, Executive Vice President, General Counsel and Secretary of NTI GP, or any one of them, as proxies, each with full powers of substitution and resubstitution, to represent and vote, as designated on the reverse side of this ballot, all of the common units representing limited partner interests of Northern Tier Energy LP that the undersigned is entitled to vote at the above-stated Special Meeting and at any adjournment or postponement thereof, with all the powers that the undersigned would possess if personally present at such Special Meeting. The undersigned acknowledge(s) receipt of the Notice of the Special Meeting of Common Unitholders and Proxy Statement of Northern Tier Energy LP.

THIS PROXY IS SOLICITED ON BEHALF OF THE NTI GP CONFLICTS COMMITTEE, ACTING ON BEHALF OF THE NTI GP BOARD OF DIRECTORS. WHEN PROPERLY EXECUTED, THIS PROXY CARD WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE NTI GP CONFLICTS COMMITTEE’S RECOMMENDATIONS. THE NTI GP CONFLICTS COMMITTEE RECOMMENDS THAT YOU VOTE IN FAVOR OF THE MERGER PROPOSAL AND THE NTI COMPENSATION PROPOSAL. THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED AS DESCRIBED IN THE PROXY STATEMENT.

THE DEADLINE FOR SUBMITTING YOUR PROXY BY TELEPHONE OR ELECTRONICALLY VIA THE INTERNET IS 11:59 P.M., EASTERN TIME, ON [•]. IF DELIVERED BY MAIL, YOUR PROXY MUST BE RECEIVED BY 11:59 P.M., EASTERN TIME, ON [•], 2016.

Address change:

(If you noted any Address Changes above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side